Income per Share	3 Months Ended
Jun. 30, 2025
Earnings Per Share [Abstract]
Income per Share [Text Block]

19. Income per Share

Income per common share represents net income for the period divided by the weighted average number of common shares outstanding during the period.

Diluted income per share is calculated by dividing the applicable net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the period.

	Three-months ended
	June 30, 2025	June 30, 2024

Basic weighted average number of common shares outstanding	182,007,767	110,691,493
Effect of dilutive stock options and warrants	10,819,412	-
Diluted weighted average common shares outstanding	192,827,179	110,691,493